POPULAR, INC. Exhibit 99.1

Unaudited pro forma financial information

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offer on Popular’s consolidated balance sheets as of June 30, 2009. It also describes the impact of the Exchange Offer on Popular’s results of operations for the fiscal year ended December 31, 2008 and for the six months ended June 30, 2009.

The unaudited pro forma financial information has been presented for illustrative purposes only and does not necessarily indicate the financial position or results of operations that would have been realized had the Exchange Offer been completed as of the dates indicated.

UNAUDITED PRO FORMA BALANCE SHEETS

The unaudited pro forma consolidated balance sheets of Popular as of June 30, 2009 has been presented as if the Exchange Offer had been completed on June 30, 2009. We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” prepared using the assumptions set forth below. In both scenarios, (1) Series C Preferred Stock has been exchanged for a newly issued trust preferred securities (the “New Trust Preferred Securities”) and (2) all Trust Preferred Securities accepted in exchange for shares of our Common Stock are exchanged for underlying debentures, which we will then submit for cancellation by the indenture trustee under the applicable indenture.

The “High Participation Scenario” assumes (i) the exchange of 90% of the outstanding shares of Series A and B Preferred Stock ($528.2 million aggregate liquidation preference) for shares of our Common Stock, (ii) the exchange of 70% of the Trust Preferred Securities of BanPonce Trust I and Popular North America Trust I ($275.8 million aggregate liquidation amount) for shares of our Common Stock, (iii) the exchange of 50% (subject to a share cap of 390,000,000) of the Trust Preferred Securities of Popular Capital Trust I and II ($196.1 million aggregate liquidation amount) for shares of our Common Stock, and (iv) in each case, a Relevant Price of $2.50 per share.

The “Low Participation Scenario” assumes (i) the exchange of 85% of the outstanding shares of Series A and B Preferred Stock ($498.8 million aggregate liquidation preference) for shares of our Common Stock, (ii) the exchange of 55% of the Trust Preferred Securities of BanPonce Trust I and Popular North America Trust I ($216.7 million aggregate liquidation amount) for shares of our Common Stock, (iii) the exchange of 35% of the Trust Preferred Securities of Popular Capital Trust I and II ($150.5 million aggregate liquidation amount) for shares of our Common Stock, and (iv) in each case, a Relevant Price of $2.50 per share (minimum share price).

There can be no assurances that the foregoing assumptions will be realized in the future including as to the amounts and percentages of Trust Preferred Securities that will be tendered in the Exchange Offer.

High Participation Scenario

	Adjustments
					Exchange of Series A			Exchange of Trust			Pro Forma
	Actual	Exchange of Series			and B Preferred			Preferred			Actual
	June 30, 2009	C Preferred Stock			Stock			Securities			June 30, 2009
	(In thousands)
Cash and due from banks	$661,852	$(12,500)	(14)		$(7,148)	(9)		$(9,347)	(9)		$632,857
Money market, investment and trading securities	9,220,272	1,000	(15)								9,221,272
Loans, net	23,702,670										23,702,670
Other assets	2,258,387	12,500	(14)					(1,071)	(10)		2,269,816
Goodwill and other intangibles (other than mortgage servicing rights)	655,611										655,611

Total assets	$36,498,792	$1,000			$(7,148)			$(10,418)			$36,482,226

Liabilities
Total deposits	$26,913,485										$26,913,485
Borrowings	5,587,225	$409,611	(11	)(12)				$(471,867)	(5)		5,524,969
Other liabilities	1,098,381										1,098,381

Total liabilities	33,599,091	409,611						(471,867)			33,536,835

Stockholders’ equity
Preferred stock	1,487,000	(900,000)	(11)		$(528,188)	(1)					58,812
Common stock	2,820				1,690	(2)		2,210	(6)		6,720
Surplus	2,185,757				244,691	(3	)(9)	319,913	(7	)(9)	2,750,361
Accumulated deficit	(659,165)	491,389	(11	)(13)	274,659	(4)		139,326	(8)		246,209
Accumulated other comprehensive loss	(116,700)										(116,700)
Treasury stock, at cost	(11)										(11)

Total stockholders’ equity	2,899,701	(408,611)			(7,148)			461,449			2,945,391

Total liabilities and stockholders’ equity	$36,498,792	$1,000			$(7,148)			$(10,418)			$36,482,226

1. Assumes Exchange Offer participation at 90% with a ratio of Exchange Value to liquidation preference equal to 80%.
2. Represents the issuance of common stock at par value of $0.01.
3. Represents the surplus (additional paid in capital) with respect to newly issued common stock at $1.50 (NASDAQ Stock Market on August 6, 2009), net of exchange costs.
4. Represents the excess of the preferred stock carrying value over the value of the common stock to be issued in the Exchange Offer considering the assumptions described in note (1) above.
5. Assumes Exchange Offer participation at 70% with a ratio of Exchange Value to liquidation amount equal to 115% for BanPonce Trust I and Popular North America Trust I and an Exchange Offer participation of 50% (subject to a share cap of 390,000,000) with a ratio of Exchange Value to liquidation amount equal to 120% for Popular Capital Trust I and II.
6. Represents the issuance of common stock at par value of $0.01.
7. Represents surplus (additional paid in capital) with respect to newly issued common stock at $1.50 (NASDAQ Stock Market on August 6, 2009), net of exchange costs.
8. Represents the gain resulting from the exchange considering the assumptions in note (5) above.
9. Represents the cost associated with this Exchange Offer calculated on a pro-rata basis according to the number of shares exchanged. The amount was reduced from surplus.
10. Represents the write-off of the outstanding unamortized debt issue costs on the trust preferred securities exchanged.
11. Represents the exchange of all outstanding shares of Series C Preferred Stock for New Trust Preferred Securities.
12. Represents the estimated fair value of the New Trust Preferred Securities. The fair value of the New Trust Preferred Securities was estimated based on the rate which management believes it would need to offer to place a Popular, Inc. trust preferred securities issuance in the capital markets. This was calculated using secondary trading levels of outstanding Popular, Inc. Trust Preferred Securities and those of other bank holding companies. The valuation assumed that the New Trust Preferred Securities pay a 5% dividend for the 17 quarters and 9% thereafter. A final maturity of 30 years was also assumed.
13. Represents the difference between the book value of Series C Preferred Stock and the estimated fair value of the New Trust Preferred Securities.
14. Represents the issuance cost of the New Trust Preferred Securities.
15. Represents the investment in the new trust.

Low Participation Scenario

	Adjustments
					Exchange of Series A			Exchange of Trust			Pro Forma
	Actual	Exchange of Series			and B Preferred			Preferred			Actual
	June 30, 2009	C Preferred Stock			Stock			Securities			June 30, 2009
	(In thousands)
Cash and due from banks	$661,852	$(12,500)	(14)		$(5,932)	(9)		$(6,389)	(9)		$637,031
Money market, investment and trading securities	9,220,272	1,000	(15)								9,221,272
Loans, net	23,702,670										23,702,670
Other assets	2,258,387	12,500	(14)					(849)	(10)		2,270,038
Goodwill and other intangibles (other than mortgage servicing rights)	655,611										655,611

Total assets	$36,498,792	$1,000			$(5,932)			$(7,238)			$36,486,622

Liabilities
Total deposits	$26,913,485										$26,913,485
Borrowings	5,587,225	$409,611	(11	)(12)				$(367,200)	(5)		5,629,636
Other liabilities	1,098,381										1,098,381

Total liabilities	33,599,091	409,611						(367,200)			33,641,502

Stockholders’ equity
Preferred stock	1,487,000	(900,000)	(11)		$(498,844)	(1)					88,156
Common stock	2,820				1,596	(2)		1,719	(6)		6,135
Surplus	2,185,757				231,917	(3	)(9)	249,775	(7	)(9)	2,667,449
Accumulated deficit	(659,165)	491,389	(11	)(13)	259,399	(4)		108,468	(8)		200,091
Accumulated other comprehensive loss	(116,700)										(116,700)
Treasury stock, at cost	(11)										(11)

Total Stockholders’ equity	2,899,701	(408,611)			(5,932)			359,962			2,845,120

Total liabilities and stockholders’ equity	$36,498,792	$1,000			$(5,932)			$(7,238)			$36,486,622

1. Assumes Exchange Offer participation at 85% with a ratio of Exchange Value to liquidation preference equal to 80%.
2. Represents the issuance of common stock at par value of $0.01.
3. Represents the surplus (additional paid in capital) with respect to newly issued common stock at $1.50 (NASDAQ Stock Market on August 6, 2009), net of exchange costs.
4. Represents the excess of the preferred stock carrying value over the value of the common stock to be issued in the Exchange Offer considering the assumptions described in note (1) above.
5. Assumes Exchange Offer participation at 55% with a ratio of Exchange Value to liquidation amount, equal to 115% for BanPonce Trust I and Popular North America Trust I and an Exchange Offer participation of 35% with an exchange price of 120% for Popular Capital Trust I and II.
6. Represents the issuance of common stock at par value of $0.01.
7. Represents surplus (additional paid in capital) with respect to newly issued common stock at $1.50 (NASDAQ Stock Market on August 6, 2009), net of exchange costs.
8. Represents the gain resulting from the exchange considering the assumptions in note (5) above.
9. Represents the cost associated with this Exchange Offer calculated on a pro-rata basis according to the number of shares exchanged. The amount was reduced from surplus.
10. Represents the write-off of the outstanding unamortized debt issue costs on the trust preferred securities exchanged.
11. Represents the exchange of all outstanding shares of Series C Preferred Stock for New Trust Preferred Securities.
12. Represents the estimated fair value of the New Trust Preferred Securities. The fair value of the New Trust Preferred Securities was estimated based on the rate which management believes it would need to offer to place a Popular, Inc. trust preferred securities issuance in the capital markets. This was calculated using secondary trading levels of outstanding Popular, Inc. Trust Preferred Securities and those of other bank holding companies. The valuation assumed that the New Trust Preferred Securities pay a 5% dividend for the 17 quarters and 9% thereafter. A final maturity of 30 years was also assumed.
13. Represents the difference between the book value of Series C Preferred Stock and the estimated fair value of the New Trust Preferred Securities.
14. Represents the issuance cost of the New Trust Preferred Securities.
15. Represents the investment in the new trust.

PRO FORMA IMPLICATIONS

The following presents the pro forma impact of the Exchange Offer on certain items of the statement of operations and losses per common share for the fiscal year ended December 31, 2008 and the six months ended June 30, 2009 as if the Exchange Offer had been completed on January 1, 2008. We have calculated the pro forma information below by (1) eliminating all the actual dividends paid to holders of shares Series A and Series B Preferred Stock and recognizing the amount paid to New Trust Preferred Securities and the amortization of the discount as interest expense and (2) assuming that the new shares of our Common Stock issuable in the Exchange Offer were issued on January 1, 2008. The accumulated deficit impact of the Exchange Offer has not been included in the analysis because it is not recurring.

	Pro Forma Implications
	Consolidated Statements of Operations
	(unaudited)
	High Participation	Low Participation	High Participation	Low Participation
	Scenario	Scenario	Scenario	Scenario
	FY’08	FY’08	6M’09	6M’09

	(In thousands, except shares and per share amounts)

Interest income	$2,274,123	$2,274,123	$960,238	$960,238
Interest expense	994,919	994,919	404,692	404,692

Net interest income	1,279,204	1,279,204	555,546	555,546
Provision for loan losses	991,384	991,384	721,973	721,973

Net interest income after provision for loan losses	287,820	287,820	(166,427)	(166,427)
Non-interest income	829,974	829,974	560,570	560,570
Operating expenses	1,336,728	1,336,728	634,842	634,842
Income tax expense (benefit)	461,534	461,534	(21,540)	(21,540)

Loss from continuing operations, as reported	$(680,468)	$(680,468)	$(219,159)	$(219,159)

Preferred stock dividend, as reported	(35,297)	(35,297)	(49,306)	(49,306)

Loss from continuing operations applicable to common stock	$(715,765)	$(715,765)	$(268,465)	$(268,465)

Loss per common share from continuing operations (basic and diluted)	$(2.55)	$(2.55)	$(0.95)	$(0.95)

Loss from continuing operations, as reported	$(680,468)	$(680,468)	$(219,159)	$(219,159)

Pro forma Adjustments
Interest expense saved on retired Trust Preferred Securities, net of tax effect (1)	28,366	22,137	13,821	10,790
Interest paid on New Trust Preferred Securities (2)	(5,528)	(5,528)	(33,576)	(33,576)

Pro forma loss from continuing operations available to common stock	$(657,630)	$(663,859)	$(238,914)	$(241,945)

Common shares used to calculate actual loss per common share	281,079	281,079	281,862	281,862
Common shares newly issued	390,000	331,552	390,000	331,552

Pro forma number of common shares	671,079	612,631	671,862	613,414

Pro forma losses per common share from continuing operations (basic and diluted)	$(0.98)	$(1.08)	$(0.36)	$(0.39)

(1)The amount represents the interest saved on Trust Preferred Securities exchanged assuming the participation scenarios for the periods presented less the amortization of their corresponding issuance costs, net of tax effect, if applicable.
(2)The amount represents the interest paid on New Trust Preferred Securities plus the amortization of their corresponding discount and issuance costs.

Capitalization

The following table sets forth the carrying amount of our capitalization, as of June 30, 2009, on an actual basis and on a pro forma basis to reflect: (i) completion of the Exchange Offer under the Low Participation Scenario (as defined under “Unaudited Pro Forma Financial Information” above), (ii) completion of the Exchange Offer under the High Participation Scenario (as defined under “Unaudited Pro Forma Financial Information” above) and (iii) exchange of Series C Preferred Stock for the New Trust Preferred Securities. This table should be read in conjunction with our Form 10-Q which includes the unaudited consolidated statement of condition as of June 30, 2009 and the unaudited consolidated statement of operations for the quarter and six months ended June 30, 2009.

	As of June 30, 2009
			Pro Forma for
		Pro Forma for	Exchange Offer
	Actual	Exchange Offer (Low)	(High)
	in millions
Total deposits	$26,913	$26,913	$26,913

Notes payable (1)	1,820	1,820	1,820

Trust Preferred Securities (2)	824	866	762

Preferred stock (other than Series C Preferred Stock)	587	88	59

Series C Preferred Stock	900	—	—

Common stockholders’ equity	1,413	2,757	2,887

Total stockholders’ equity	2,900	2,845	2,945

(1) Excludes Trust Preferred Securities.
(2) Includes the issuance of the New Trust Preferred Securities.

Regulatory capital ratios

The following table sets forth Popular’s regulatory capital ratios, as of June 30, 2009, on an “as reported” basis, as well as on a pro forma basis after giving effect to the Exchange Offer. The pro forma ratios presented reflect: (i) completion of the Exchange Offer under the Low Participation Scenario (as defined under “Unaudited Pro Forma Financial Information” above), (ii) completion of the Exchange Offer under the High Participation Scenario (as defined under “Unaudited Pro Forma Financial Information” above) and (iii) in each case, exchange of Series C Preferred Stock for the New Trust Preferred Securities. This table should be read in conjunction with our Form 10-Q which includes the unaudited consolidated statement of condition as of June 30, 2009 and the unaudited consolidated statement of operations for the quarter and six months ended June 30, 2009. See “Regulatory capital ratios—Popular, Inc. Non-GAAP reconciliation of Tier 1 common equity to common stockholders’ equity” in our Form 10-Q for a discussion of our use of non-GAAP financial measures in this document and for a reconciliation of Tier 1 common to common stockholders’ equity.

	As of June 30, 2009
		Pro Forma for	Pro Forma for
	As reported	Exchange Offer (Low)	Exchange Offer (High)
Tier 1 Common	2.45%	7.27%	7.73%

Tier 1 Capital	10.73	10.69	10.67

Total Capital	12.02	11.97	11.96

Leverage	8.26	8.23	8.22